UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 30, 2019

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

The Bellevue, 200 S. Broad Street Philadelphia, Pennsylvania		19102
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	PEI	New York Stock Exchange
Preferred Shares	PEIPrB	New York Stock Exchange
Preferred Shares	PEIPrC	New York Stock Exchange
Preferred Shares	PEIPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On July 30, 2019, Pennsylvania Real Estate Investment Trust (the “Company”) provided on its web site at www.preit.com its Quarterly Supplemental Disclosure dated June 30, 2019.  The supplemental disclosure posted on July 30, 2019 included an error on page 23, reporting rolling 12-month NOI for Malls at June 30, 2019 and June 30, 2018, respectively, as 92.7% and 89.7%, rolling 12-month NOI for Malls Total at June 30, 2019 and June 30, 2018, respectively as 100.0% and 98.2% ,rolling 12-month NOI for Other Retail Properties at June 30, 2019 and June 30, 2018, respectively, as 0.0% and 0.0% and rolling 12-month NOI for Other Properties at June 30, 2019 and June 30, 2018, respectively as 0.0% and 1.3%.  The correct rolling 12-month NOI for Malls at June 30, 2019 and June 30, 2018, respectively, is 87.4% and 84.6%, the correct rolling 12-month for Malls Total at June 30, 2019 and June 30, 2018, respectively is 94.7% and 93.1%, the correct rolling 12-month NOI for Other Retail Properties at June 30, 2019 and June 30, 2018, respectively, is 5.3% and 5.2% and the correct rolling 12-month NOI for Other Properties at June 30, 2019 and 2018, respectively, is 0.0% and 1.2%.

The supplemental disclosure posted on July 30, 2019 also included an error on page 24, where the percentage of Mall NOI by property as of June 30, 2019 was reported incorrectly. The previously provided and corrected amounts are detailed below.

	June 30, 2019
	% of Mall NOI	% of Mall NOI
	As Corrected	As Originally Reported
Top 6 Malls
Willow Grove Park	6.3%	6.8%
Cherry Hill Mall	14.0%	13.6%
Woodland Mall	5.7%	5.7%
Lehigh Valley Mall	5.9%	5.5%
The Mall at Prince Georges	6.8%	5.5%
Springfield Town Center	10.2%	10.0%
	48.8%	47.0%

Malls 7-12
Dartmouth Mall	3.7%	3.7%
Jacksonville Mall	3.9%	3.7%
Magnolia Mall	3.2%	2.8%
Viewmont Mall	4.1%	4.0%
Capital City Mall	4.6%	4.2%
Patrick Henry Mall	4.3%	4.3%
	23.8%	22.5%

Malls 13-18
Valley Mall	4.1%	3.8%
Springfield Mall	1.6%	1.7%
Moorestown Mall	3.3%	3.8%
Cumberland Mall	3.1%	3.2%
Francis Scott Key Mall	3.5%	3.4%
Plymouth Meeting Mall	4.1%	5.4%
	19.8%	21.3%

All Core Malls	92.3%	90.8%

Non-Core Malls
Wyoming Valley Mall	2.8%	3.0%
Valley View Mall	2.0%	2.8%
Exton Square Mall	2.8%	3.4%

All Non-Core Malls	7.7%	9.2%

All Malls	100.0%	100.0%

An updated Quarterly Supplemental Disclosure dated June 30, 2019 reporting such corrected amounts has been posted on the Company’s web site. A copy of the corrected Quarterly Supplemental Disclosure is attached as an exhibit to this report.

The information furnished under this "Item 2.02. Results of Operations and Financial Condition" shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

99.1 Quarterly Supplemental Disclosure dated June 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

August 1, 2019	By:	/s/ Lisa M. Most
Name: Lisa M. Most
Title: Senior Vice President, Secretary and General Counsel